                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael D. Dale and Deborah K. Chapman, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, each acting alone, with the powers of substitution and revocation, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the offering of shares of common stock of ATS Medical, Inc. pursuant to the ATS Medical, Inc. 1998 Employee Stock Purchase Plan, as amended, to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 19th day of October, 2006, by the following persons:

SIGNATURE                               TITLE
---------                               -----


/s/ Michael D. Dale                     Chief Executive Officer, President and
-------------------------------------   Chairman of the Board of Directors
Michael D. Dale                         (principal executive officer)


/s/ Deborah K. Chapman                  Controller
-------------------------------------   (principal financial and accounting officer)
Deborah K. Chapman


/s/ Steven M. Anderson                  Director
-------------------------------------
Steven M. Anderson


/s/ Robert E. Munzenrider               Director
-------------------------------------
Robert E. Munzenrider


/s/ Eric W. Sivertson                   Director
-------------------------------------
Eric W. Sivertson


/s/ Theodore C. Skokos                  Director
-------------------------------------
Theodore C. Skokos